EXHIBIT 99.1


PRESS RELEASE
-------------

Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, NY  11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)
Contact:  Scott Rechler, Co-CEO
          Michael Maturo, CFO

------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

            Reckson Associates Announces First Quarter 2003 Results
            -------------------------------------------------------

(MELVILLE, NEW YORK, May 5, 2003) - Reckson Associates Realty Corp. (NYSE: RA) today reported diluted funds from operations ("FFO") of $44.5 million or $.59 per share for the first quarter of 2003, as compared to FFO of $47.2 million or $.60 per share for the first quarter of 2002, representing a per share decrease of (1.7%). The first quarter 2003 FFO per share is impacted positively by $.07 per share attributable to a land sale transaction and impacted negatively by $.03 per share of excess costs attributable to severe winter weather conditions.

Net income allocable to common shareholders totaled $8.7 million in the first quarter of 2003, as compared to $16.0 million in the first quarter of 2002. Diluted net income per Class A common share, commonly referred to as earnings per share ("EPS"), totaled $.14 per share in the first quarter of 2003, as compared to $.24 per share in the first quarter of 2002, representing a per share decrease of ($.10). Diluted EPS per Class B common share totaled $.15 per share in the first quarter of 2003, as compared to $.26 per share in the first quarter of 2002, representing a per share decrease of ($.11).

A reconciliation of FFO to net income allocable to common shareholders, the GAAP measure the Company believes to be the most directly comparable, is in the financial tables accompanying this press release.

Commenting on the first quarter results, Scott Rechler, Reckson's Co-Chief Executive Officer, said, "Our first quarter results are consistent with both our internal forecasts and the guidance that we provided to the market last quarter. As anticipated, we experienced a drop in occupancy and operating margins as a result of the WorldCom/MCI lease terminations, general weak market conditions and increases in non-discretionary expenses. The impact of these circumstances was partially offset by the successful closing of the First Data build-to-suit and land sale. We also reaffirm our previously stated earnings guidance for 2003."

Summary Portfolio Performance
-----------------------------

The Company reported overall portfolio occupancy of 93.2% at March 31, 2003, as compared to 95.4% at December 31, 2002 and 95.1% at March 31, 2002. The Company reported occupancies at March 31, 2003 of 92.8% for the office portfolio and 94.0% for the industrial/R&D portfolio. This compares to 95.7% and 94.7%, respectively, at December 31, 2002 and 96.2% and 92.9%, respectively, at March 31, 2002.

During the quarter, the Company executed 48 leases encompassing 561,415 square feet, representing 2.8% of the total portfolio and renewed 61% of expiring square feet.

Core same property net operating income (property operating revenues less property operating expenses) ("NOI") before termination fees for the first quarter of 2003 decreased (1.1%) (cash) and (6.1%) (including straight-line rent), compared to the first quarter of 2002.

Net of minority interests in joint ventures, core same property NOI before termination fees for the first quarter of 2003 decreased (4.5%) (cash) and (7.0%) (including straight-line rent), compared to the first quarter of 2002.

Rent performance on renewal and replacement space during the first quarter of 2003 increased 1.2% (cash) and 9.8% (including straight-line rent) in the office properties and increased 6.6% (cash) and 16.1% (including straight-line rent) in the industrial/R&D properties.

Earnings Guidance
-----------------

On Tuesday, May 6th, during the Company's quarterly earnings conference call, management will discuss earnings guidance for 2003.

Non-GAAP Financial Measures
---------------------------

Funds from Operations ("FFO")
-----------------------------
The Company believes that FFO is a widely recognized and appropriate measure of performance of an equity REIT. Although FFO is a non-GAAP financial measure, the Company believes it provides useful information to shareholders, potential investors and management. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is defined by NAREIT as net income or loss, excluding gains or losses from debt restructuring and sales of depreciable properties plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies do not calculate FFO in a similar fashion, the Company's calculation of FFO presented herein may not be comparable to similarly titled measures as reported by other companies.

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management and development of office and industrial properties.

Reckson's core growth strategy is focused on the markets surrounding and including New York City. The Company is one of the largest publicly traded owners, managers and developers of Class A office and industrial properties in the New York Tri-State area, with 178 properties comprised of approximately
20.3 million square feet either owned or controlled. For additional information on Reckson Associates Realty Corp., please visit the Company's web site at www.reckson.com.

Conference Call and Webcast
---------------------------

The Company's executive management team, led by Co-Chief Executive Officer Scott Rechler, will host a conference call outlining first quarter results on Tuesday, May 6, 2003 at 2:00 p.m. EST. The conference call may be accessed by dialing (800) 230-1074 (internationally (612) 288-0329). No passcode is required. The live conference call will also be webcast in a listen-only mode on the Company's web site at www.reckson.com, in the Investor Relations
                             ---------------
section, with an accompanying slide show presentation outlining the Company's first quarter results.

A replay of the conference call will be available telephonically from May 6, 2003 at 8:00 p.m. EST through May 16, 2003 at 11:59 p.m. EST. The telephone number for the replay is (800) 475-6701, passcode 680101. A replay of the webcast of the conference call will also be available via the Company's web site.

Financial Statements Attached
-----------------------------

The Supplemental Package and Slide Show Presentation outlining the Company's first quarter 2003 results will be available prior to the Company's quarterly conference call on the Company's web site at www.reckson.com in the Investor Relations section, by e-mail to those on the Company's distribution list, as well as by mail or fax, upon request. To be added to the Company's e-mail distribution list or to receive a copy of the quarterly materials by mail or fax, please contact Susan McGuire, Investor Relations, Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4883, investorrelations@reckson.com or telephone number (631) 622-6746.

Certain matters discussed herein, including guidance concerning the Company's future performance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; financial condition of our tenants;

changes in the supply of and demand for office and industrial/R&D properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility, security and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; liability for uninsured losses or environmental matters; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this press release.

                   Reckson Associates Realty Corp. (NYSE:RA)
                       Consolidated Statements of Income
                   (in thousands, except per share amounts)

                                                                                                         Three Months Ended
                                                                                                             March 31,
                                                                                                ------------------------------------
                                                                                                     2003                  2002
                                                                                                ----------------      --------------
Property Operating Revenues:
      Base rents........................................................................           $    107,478          $   106,383
      Tenant escalations and reimbursements.............................................                 15,963               15,321
                                                                                                ----------------      --------------
           Total property operating revenues............................................                123,441              121,704
                                                                                                ----------------      --------------
Property Operating Expenses:
      Operating expenses................................................................                 28,365               24,074
      Real estate taxes.................................................................                 19,469               17,821
                                                                                                ----------------      --------------
           Total property operating expenses............................................                 47,834               41,895
                                                                                                ----------------      --------------
Net Operating Income....................................................................                 75,607               79,809
                                                                                                ----------------      --------------
Gross Margin percentage.................................................................                  61.2%                65.6%


Other income............................................................................                  7,425                2,425
                                                                                                ----------------      --------------
Other Expenses:
      Interest expense..................................................................                 22,850               20,996
      Marketing, general and administrative.............................................                  8,259                7,095
      Depreciation and amortization.....................................................                 31,984               25,930
                                                                                                ----------------      --------------
           Total other expenses.........................................................                 63,093               54,021

Income before minority interests, preferred dividends and distributions,
          gain on sales of depreciable real estate assets and discontinued operations...                 19,939               28,213
Minority partners' interests in consolidated partnerships...............................                (4,690)              (5,120)
Distributions to preferred unit holders.................................................                  (273)                (461)
Limited partners' minority interest in the operating partnership........................                  (996)              (1,904)
Gain on sales of depreciable real estate assets.........................................                    ---                  537
                                                                                                ----------------      --------------
Income before discontinued operations and preferred dividends...........................                 13,980               21,265
Discontinued operations (net of limited partners' minority interest)
      Income from discontinued operations...............................................                    ---                  204
                                                                                                ----------------      --------------
Net income .............................................................................                 13,980               21,469
Dividends to preferred shareholders.....................................................                (5,317)              (5,487)
                                                                                                ----------------      --------------
Net income allocable to common shareholders.............................................            $     8,663          $    15,982
                                                                                                ================      ==============
Basic weighted average common shares outstanding:
     Class A common.....................................................................             48,200,946           50,013,140
     Class B common.....................................................................              9,915,313           10,283,513

Basic net income per weighted average common share:
     Class A common.....................................................................             $      .14           $      .23
     Gain on sales of depreciable real estate assets....................................                    ---                  .01
     Discontinued operations............................................................                    ---                  ---
                                                                                                ----------------      --------------
     Basic net income per Class A common share..........................................             $      .14           $      .24
                                                                                                ================      ==============

     Class B common.....................................................................             $      .21           $      .36
     Gain on sales of depreciable real estate assets....................................                    ---                  .01
     Discontinued operations............................................................                    ---                  ---
                                                                                                ----------------      --------------
     Basic net income per Class B common share..........................................             $      .21           $      .37
                                                                                                ================      ==============
Diluted weighted average common shares outstanding:
     Class A common.....................................................................             48,320,129           50,350,189
     Class B common.....................................................................              9,915,313           10,283,513

Diluted net income per weighted average common share:
     Class A common.....................................................................             $      .14           $      .24
     Class B common.....................................................................             $      .15           $      .26

                                             Reckson Associates Realty Corp. (NYSE:RA)
                                                    Consolidated Balance Sheets
                                                           (in thousands)

                                                                                                March 31,           December 31,
                                                                                                  2003                  2002
                                                                                            ------------------    ------------------
                                                                                               (unaudited)
ASSETS
Commercial real estate properties, at cost:

     Land..................................................................................      $    417,996          $    418,040
     Buildings and improvements............................................................         2,426,832             2,415,252
Developments in progress:
     Land..................................................................................            84,851                92,924
     Development costs.....................................................................            30,563                28,311
Furniture, fixtures and equipment..........................................................            12,569                13,595
                                                                                            ------------------    ------------------
                                                                                                    2,972,811             2,968,122
       Less accumulated depreciation.......................................................         (476,368)             (454,018)
                                                                                            ------------------    ------------------
                                                                                                    2,496,443             2,514,104

Investments in real estate joint ventures..................................................             6,106                 6,116
Investment in mortgage notes and notes receivable..........................................            54,727                54,547
Cash and cash equivalents..................................................................            31,129                30,827
Tenant receivables.........................................................................            11,579                14,050
Investments in service companies and affiliate loans and joint ventures....................            72,770                73,332
Deferred rents receivable..................................................................           111,467               107,366
Prepaid expenses and other assets..........................................................            52,489                37,235
Contract and land deposits and pre-acquisition costs.......................................               227                   240
Deferred leasing and loan costs (net of accumulated amortization)..........................            65,248                70,103
                                                                                            ------------------    ------------------
                     Total Assets..........................................................     $   2,902,185         $   2,907,920
                                                                                            ==================    ==================
LIABILITIES
Mortgage notes payable.....................................................................           737,131               740,012
Unsecured credit facility..................................................................           302,000               267,000
Senior unsecured notes.....................................................................           499,339               499,305
Accrued expenses and other liabilities.....................................................            78,372                93,783
Dividends and distributions payable........................................................            31,472                31,575
                                                                                            ------------------    ------------------
                    Total Liabilities......................................................         1,648,314             1,631,675
                                                                                            ------------------    ------------------

Minority partners' interests in consolidated partnerships..................................           241,932               242,934
Preferred unit interest in the operating partnership.......................................            19,662                19,662
Limited partners' minority interest in the operating partnership ..........................            68,385                71,420
                                                                                            ------------------    ------------------
                                                                                                      329,979               334,016
                                                                                            ------------------    ------------------
Commitments and contingencies..............................................................               ---                   ---

STOCKHOLDERS' EQUITY
Preferred Stock, $.01 par value, 25,000,000 shares authorized
     Series A preferred stock, 8,834,500 shares issued and outstanding.....................                88                    88
   Series B preferred stock, 2,000,000 shares issued and outstanding.......................                20                    20
Common Stock, $.01 par value, 100,000,000 shares authorized Class A common
     stock, 48,000,995 and 48,246,083 shares issued and outstanding, respectively..........               480                   482
     Class B common stock, 9,915,313 shares issued and outstanding.........................                99                    99
 Treasury Stock, Class A common, 2,950,400 and 2,698,400 shares, respectively and
     Class B common, 368,200 shares........................................................          (68,493)              (63,954)
Additional paid in capital.................................................................           991,698             1,005,494
                                                                                            ------------------    ------------------
                   Total Stockholders' Equity..............................................           923,892               942,229
                                                                                            ------------------    ------------------
                   Total Liabilities and Stockholders' Equity..............................     $   2,902,185         $   2,907,920
                                                                                            ==================    ==================


Total debt to total market capitalization(a):                                                           48.0%                 39.0%
                                                                                            ==================    ==================

----------------
Notes:

     (a) Totaldebt includes the Company's pro rata share of consolidated and unconsolidated joint venture debt.

                                             Reckson Associates Realty Corp. (NYSE:RA)
                                                       Funds From Operations
                                             (in thousands, except per share amounts)

                                                                                                   Three Months Ended
                                                                                                       March 31,
                                                                                       -------------------------------------------
                                                                                              2003                   2002
                                                                                       --------------------  ---------------------

Net income allocable to common shareholders......................................             $      8,663          $      15,982
Adjustments for basic funds from operations:
     Add:
      Limited partners' minority interest in the operating partnership...........                      996                  1,934
      Real estate depreciation and amortization..................................                   31,327                 25,321
      Minority partners' interests in consolidated partnerships..................                    4,690                  5,120
     Less:
      Gain on sales of depreciable real estate assets............................                      ---                    537
      Amounts distributable to minority partners in consolidated
       partnerships..............................................................                    6,807                  6,563
                                                                                       --------------------  ---------------------

Basic Funds From Operations ("FFO")..............................................                   38,869                 41,257
      Add:
         Dividends and distributions on dilutive shares and units................                    5,590                  5,948
                                                                                       --------------------  ---------------------

     Diluted FFO.........(Note A)................................................            $      44,459          $      47,205
                                                                                       ====================  =====================
Basic FFO calculations:
     Weighted average common shares outstanding..................................                   58,116                 60,297
     Weighted average units of limited partnership interest outstanding..........                    7,276                  7,507
                                                                                       --------------------  ---------------------
     Basic weighted average common shares and units outstanding..................                   65,392                 67,804
                                                                                       ====================  =====================
     Basic FFO per weighted average common share or unit.........................             $        .59           $        .61

     Basic weighted average Class A & B dividends per share or unit..............             $        .46           $        .46
     Basic FFO payout ratio (Class A & Class B combined).........................                    77.1%                  75.4%

     Basic weighted average Class A dividends per share..........................             $        .42           $        .42
     Basic FFO payout ratio - Class A............................................                    71.4%                  69.8%

     Basic weighted average Class B dividends per share..........................             $        .65           $        .65
     Basic FFO payout ratio - Class B............................................                   108.9%                 106.7%


Diluted FFO calculations:
     Basic weighted average common shares and units outstanding..................                   65,392                 67,804
     Adjustments for dilutive FFO weighted average shares and units outstanding:
      Add:
         Weighted average common stock equivalents...............................                      119                    337
         Weighted average shares of Series A Preferred Stock.....................                    7,747                  8,060
         Weighted average shares of Series B Preferred Stock.....................                    1,919                  1,919
         Weighted average units of preferred limited partnership interest........                      661                    993
                                                                                       --------------------  ---------------------

     Dilutive FFO weighted average shares and units outstanding..................                   75,838                 79,113
                                                                                       ====================  =====================

     Diluted FFO per weighted average share or unit..............................             $        .59          $         .60

     Diluted weighted average Class A & B dividends per share or unit............             $        .45          $         .45
     Diluted FFO payout ratio (Class A & Class B combined).......................                    77.4%                  76.1%

     Diluted weighted average Class A dividends per share........................             $        .42          $         .42
     Diluted FFO payout ratio - Class A..........................................                    72.4%                  71.2%

     Diluted weighted average Class B dividends per share........................             $        .65          $         .65
     Diluted FFO payout ratio - Class B..........................................                   110.4%                 108.8%


-----------------------------------------------
(A) Includes $5.5 million for the three-month period ended March 31, 2003 attributable to the sale of land.

                                              Reckson Associates Realty Corp. (NYSE:RA)
                                                   Cash Available for Distribution
                                              (in thousands, except per share amounts)



                                                                                                      Three Months Ended
                                                                                                          March 31,
                                                                                           -----------------------------------------
                                                                                                 2003                   2002
                                                                                           ------------------    -------------------
Basic Funds From Operations .......................................................             $     38,869          $      41,257
Adjustments for basic cash available for distribution:
     Less:
      Straight line rents..........................................................                    4,018                  8,667
      Non-incremental capitalized tenant improvements and leasing costs............                    8,791                  4,497
      Non-incremental capitalized improvements.....................................                    2,126                  1,434
                                                                                           ------------------    -------------------
Basic Cash Available for Distribution ("CAD") .....................................                   23,934                 26,659
      Add:
         Dividends and distributions on dilutive shares and units..................                      ---                    ---
                                                                                           ------------------    -------------------
     Diluted CAD..........(Note A).................................................             $     23,934          $      26,659
                                                                                           ==================    ===================
Basic CAD calculations:
     Weighted average common shares outstanding....................................                   58,116                 60,297
     Weighted average units of limited partnership interest outstanding............                    7,276                  7,507
                                                                                           ------------------    -------------------
     Basic weighted average common shares and units outstanding....................                   65,392                 67,804
                                                                                           ==================    ===================

     Basic CAD per weighted average common share or unit...........................              $       .37           $        .39

     Basic weighted average Class A & B dividends per share or unit................              $       .46           $        .46
     Basic CAD payout ratio (Class A & Class B combined)...........................                   125.2%                 116.7%

     Basic weighted average Class A dividends per share............................              $       .42           $        .42
     Basic CAD payout ratio - Class A..............................................                   116.0%                 108.0%

     Basic weighted average Class B dividends per share............................              $       .65           $        .65
     Basic CAD payout ratio - Class B..............................................                   176.8%                 165.1%


Diluted CAD calculations:

     Basic weighted average common shares and units outstanding....................                   65,392                 67,804
     Adjustments for dilutive CAD weighted average shares and units outstanding:
      Add:
         Weighted average common stock equivalents.................................                      119                    337
         Weighted average shares of Series A Preferred Stock.......................                      ---                    ---
         Weighted average shares of Series B Preferred Stock.......................                      ---                    ---
         Weighted average units of preferred limited partnership interest..........                      ---                    ---
                                                                                           ------------------    -------------------

     Dilutive CAD weighted average shares and units outstanding....................                   65,511                 68,141
                                                                                           ==================    ===================

     Diluted CAD per weighted average share or unit................................              $       .37           $        .39

     Diluted weighted average Class A & B dividends per share or unit..............              $       .46           $        .46
     Diluted CAD payout ratio (Class A & Class B combined).........................                   125.4%                 117.2%

     Diluted weighted average Class A dividends per share..........................              $       .42           $        .42
     Diluted CAD payout ratio - Class A............................................                   116.2%                 108.5%

     Diluted weighted average Class B dividends per share..........................              $       .65           $        .65
     Diluted CAD payout ratio - Class B............................................                   177.1%                 166.0%


-----------------------------------------------
(A) Includes $5.5 million for the three-month period ended March 31, 2003 attributable to the sale of land.